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           Exhibit 23.1

                       Consent of Arthur Andersen LLP

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                                                                  Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3, used to register 5,000,000 shares of common stock of Sara Lee Corporation, of our report dated July 27, 1998, included in Sara Lee Corporation's Annual Report on Form 10-K for the fiscal year ended June 27, 1998 and to all references to our firm included in this Registration Stastement.

/s/ ARTHUR ANDERSEN LLP


Chicago, Illinois
February 4, 1999